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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                October 22, 2003
                Date of Report (Date of earliest event reported)



                            UNITED NATIONAL BANCORP
             (Exact name of registrant as specified in its charter)

                        Commission File Number 000-16931


            New Jersey                                       22-2894827
  (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                        Identification No.)


                               1130 Route 22 East
                           Bridgewater, NJ 08807-0010
          (Address of principal executive offices, including zip code)


                                 (908) 429-2200
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)





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Item 7.   Financial Statements and Exhibits

          (c) The exhibit listed on the Exhibit Index accompanying this Form 8-K is included herewith.


Item 12.  Results of Operations and Financial Condition

      On October 22, 2003, the Registrant issued a press release reporting its results for its third quarter of 2003. A copy of the press release is attached as Exhibit 99.1 to this report.

      On October 22, 2003, the Registrant also made certain supplemental information available. A copy of the supplemental information is attached as
Exhibit 99.2 to this report.






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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              UNITED NATIONAL BANCORP
                                              (Registrant)


      Date:  October 22, 2003           By:   /s/ Alfred J. Soles
                                              -------------------------------
                                              Alfred J. Soles
                                              Senior Vice President and Chief
                                              Financial Officer






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                                 EXHIBIT INDEX

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Number     Description                                     Method of Filing
------     -----------                                     ----------------
99.1       Press Release, dated October 22, 2003.          Included Herewith
99.2       Supplemental Information                        Included Herewith
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